Supplement dated October 9, 2013
to the Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Diversified Equity Income Fund	10/1/2013
Effective October 9, 2013, the following changes are made to the Fund’s prospectus:
The list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following information:
Portfolio Manager	Title	Role with Fund	Managed Fund Since
Hugh H. Mullin, CFA	Portfolio Manager	Lead Manager	July 2013
Russell T. Bloomfield, CFA, CAIA	Portfolio Manager	Co-manager	October 2013
The rest of the section remains the same.
The list of portfolio managers under the caption “Primary Service Providers — Portfolio Manager” in the “More Information About the Fund” section is hereby superseded and replaced with the following information:
Portfolio Manager	Title	Role with Fund	Managed Fund Since
Hugh H. Mullin, CFA	Portfolio Manager	Lead Manager	July 2013
Russell T. Bloomfield, CFA, CAIA	Portfolio Manager	Co-manager	October 2013
Mr. Mullin joined the Investment Manager in July 2013. Prior to joining the Investment Manager, Mr. Mullin worked for CLSA, Asia Pacific Markets as Director, U.S. Equity Sales. Mr. Mullin began his investment career in 1986 and earned a B.S. from the University of Massachusetts.
Mr. Bloomfield joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2002. Mr. Bloomfield began his investment career in 1999 and earned a B.S. from the Wharton School at the University of Pennsylvania.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP138_05_001_(10/13)